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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               ===================

                                    FORM 8-K

                               ===================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 14, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                         NATIONAL GOLF PROPERTIES, INC.
             (exact name of registrant as specified in its charter)


           Maryland                        1-12246               95-4549193
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)


              2951 28Th Street, Suite 3001, Santa Monica, CA 90405
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               (Address of Principal Executive Offices) (Zip Code)


                                 (310) 664-4100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     A copy of the Company's press release dated November 14, 2001 is attached as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)   None.
(c)           The following document is furnished as an Exhibit to this Current
              Report on Form 8-K pursuant to Item 601 of Regulation S-K:

              99.1     Press Release of the Company, dated November 14, 2001.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL GOLF PROPERTIES, INC.


                                          By:  /s/ Neil M. Miller
                                               -----------------------------
                                               Name:   Neil M. Miller
                                               Title:  Chief Financial Officer

Date: November 15, 2001



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                                  EXHIBIT INDEX

EXHIBIT NO.      DOCUMENT DESCRIPTION

   99.1          Press Release of the Company, dated November 14, 2001.



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